UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) June 14, 2016

Bar Harbor Bankshares
(Exact Name of Registrant as Specified in Its Charter)

Maine
(State or Other Jurisdiction of Incorporation)

001-13349	01-02393663
(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 400 Main Street, Bar Harbor, ME	04609-0400
(Address of Principal Executive Offices)	(Zip Code)

(207) 288-3314
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 7.01 Regulation FD Disclosure Item 9.01 Financial Statements and Exhibits	Page 1 Page 1
Signatures	Page 1
Exhibit Index	Page 2

ITEM 7.01

REGULATION FD DISCLOSURE

On June 14, 2016, Bar Harbor Bankshares mailed to its shareholders its shareholder dividend letter with respect to its previously announced quarterly dividend of $0.27 per share of common stock payable on June 15, 2016 to shareholders of record as of the close of business on May16, 2016. A copy of the Company’s shareholder dividend letter is furnished with this report as Exhibit 99.1 and incorporated herein by reference thereto.  Your attention is directed to the shareholder letter in its entirety.

ITEM 9.01

FINANCIAL STATEMENTS AND EXHIBITS

(d)

      Exhibits No. Description

99.1

Copy of Company’s shareholder dividend letter dated June 15, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  June 14, 2016

BAR HARBOR BANKSHARES

/s/ Curtis C. Simard

Curtis C. Simard

President & Chief Executive Officer

EXHIBIT INDEX

99.1   Shareholder dividend letter dated June 15, 2016